UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 29, 2014

NEPHROS, INC.

(Exact name of registrant as specified in its charter)

Delaware

 (State or other jurisdiction of incorporation)

001-32288	13-3971809
(Commission File Number)	(IRS Employer ID Number)

41 Grand Avenue, River Edge, New Jersey	07661
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (201) 343-5202

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The information provided in Item 2.03 below is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 29, 2014, we issued a Senior Secured Note (the “Note”) to Lambda Investors LLC in the principal amount of $1.75 million.

The Note bears interest at the rate of 12% per annum and matures on February 28, 2015, at which time all principal and accrued interest will be due.  However, we have agreed to prepay amounts due under the Note with the cash proceeds from (a) a rights offering, (b) any other equity or debt financing, or (c) the issuance or incurrence of any other indebtedness or the sale of any assets outside the ordinary course of business, in each case prior to the maturity date.  If we do not pay principal and interest under the Note when due, the interest rate increases to 16% per annum.  We may prepay the Note without penalty at any time. The Note is secured by a first priority lien on all of our property, including our intellectual property.

As long as indebtedness remains outstanding under the Note, we will be subject to certain covenants which, among other things, restrict our ability to merge with another company, sell a material amount of our assets, incur any additional indebtedness, repay any existing indebtedness, or declare or pay any dividends in cash, property or securities.

In addition, we have undertaken to conduct a $3 million rights offering of common stock. We expect that the offering price will be $0.60 per share. All of the company’s stockholders and warrantholders will be eligible to participate in the offering on a pro rata basis based upon their proportionate ownership of the company’s common stock on a fully-diluted basis.

In connection with the Note and the rights offering, we have agreed to pay Lambda Investors an 8%, or $140,000, sourcing/transaction fee.  In addition, we will pay Lambda Investors’ legal fees and other expenses incurred in connection with the Note and rights offering in the amount of $75,000.  Those payments will be paid upon the completion of the rights offering or, if earlier, upon the maturity of the Note.

In connection with the rights offering, Nephros will file a registration statement on Form S-1, as may be amended, with the Securities and Exchange Commission (the “SEC”). The securities offered in the offering described above may not be sold, nor may offers to buy be accepted, prior to the time the registration statement becomes effective. This communication shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities, in any state in which such offer, solicitation or sale would be unlawful prior to their registration or qualification under the securities laws of any such state.

In connection with the proposed rights offering, the Company agreed to extend the expiration date of the existing warrants held by Lambda Investors to the date which is the five year anniversary of the closing of the rights offering. Subject to the satisfaction of certain conditions, Lambda Investors has advised us that it intends to exercise its basic subscription privilege in full. To the extent that after the closing of the rights offering there still remain unsubscribed shares, Lambda Investors has agreed to purchase any or all such remaining unsubscribed shares. The shares beneficially owned by Lambda Investors may be deemed beneficially owned by Wexford Capital LP, which is the managing member of Lambda Investors.   Arthur H. Amron, a director of Nephros, is a partner and general counsel of Wexford Capital.  Paul Mieyal, a director of Nephros, is a vice president of Wexford Capital.

A copy of the press release announcing the bridge financing is attached hereto as Exhibit 99.1.

The foregoing description of the Senior Secured Note and related transactions does not purport to be complete and is qualified in its entirety by reference to the Senior Secured Note, the Registration Rights Agreement, the Security Agreement and the Intellectual Property Security Agreement, which are filed as Exhibit 10.1 through 10.4 to this Current Report on Form 8-K and are incorporated herein by reference.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements”. Such statements include statements regarding the efficacy and intended use of our technologies under development, the timelines for bringing such products to market and the availability of funding sources for continued development of such products and other statements that are not historical facts, including statements which may be preceded by the words “intends,” “may,” “will,” “plans,” “expects,” “anticipates,” “projects,” “predicts,” “estimates,” “aims,” “believes,” “hopes,” “potential” or similar words. Forward-looking statements are not guarantees of future performance, are based on certain assumptions and are subject to various known and unknown risks and uncertainties, many of which are beyond our control. Actual results may differ materially from the expectations contained in the forward-looking statements. Factors that may cause such differences include, but are not limited to, the risks that:

•	we may not be able to find a strategic partner to successfully market our HDF system;
•	our HDF system may not be accepted by patients or health care providers in the U.S. marketplace;
•	we may not be able to continue as a going concern;
•	a default under the terms of the secured note with Lambda Investors LLC would result in the lender foreclosing upon substantially all of our assets and could result in our inability to continue business operations;
•	we may not be able to complete the contemplated rights offering which could result in our inability to continue business operations;
•	even if we are able to complete the rights offering, we may not have sufficient capital to successfully implement our business plan;
•	restrictions in the secured note and related security agreement, which require the prior consent of the lender, may restrict our ability to operate our business, sell the company or sell our assets;
•	the voluntary recalls of point of use and DSU in-line ultrafilters used in hospital water treatment applications announced on October 30, 2013 and the related circumstances could subject us to claims or proceedings by consumers, the FDA or other regulatory authorities which may adversely impact our sales and revenues;
•	we face significant challenges in obtaining market acceptance of our products, which could adversely affect our potential sales and revenues;
•	there are product-related deaths or serious injuries or product malfunctions, which could trigger recalls, class action lawsuits and other events that could cause us to incur expenses and may also limit our ability to generate revenues from such products;
•	we face potential liability associated with the production, marketing and sale of our products, and/or the expense of defending against claims of product liability, could materially deplete our assets and generate negative publicity which could impair our reputation;
•	to the extent our products or marketing materials are found to violate any provisions of the FDC Act or any other statutes or regulations then we could be subject to enforcement actions by the FDA or other governmental agencies;
•	we may not be able to obtain funding if and when needed or on terms favorable to us in order to continue operations;
•	we may not have sufficient capital to successfully implement our business plan;
•	we may not be able to effectively market our products;
•	we may not be able to sell our water filtration products or chronic renal failure therapy products at competitive prices or profitably;
•	we may encounter problems with our suppliers, manufacturers and distributors;
•	we may encounter unanticipated internal control deficiencies or weaknesses or ineffective disclosure controls and procedures;
•	we may not obtain appropriate or necessary regulatory approvals to achieve our business plan;
•	products that appeared promising to us in research or clinical trials may not demonstrate anticipated efficacy, safety or cost savings in subsequent pre-clinical or clinical trials;
•	we may not be able to secure or enforce adequate legal protection, including patent protection, for our products; and
•	we may not be able to achieve sales growth in key geographic markets.

More detailed information about us and the risk factors that may affect the realization of forward-looking statements, including the forward-looking statements contained in this Current Report on Form 8-K, is set forth in our filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2013, and our other periodic reports filed with the SEC. We urge investors and security holders to read those documents free of charge at the SEC’s website at www.sec.gov. We do not undertake to publicly update or revise our forward-looking statements as a result of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Senior Secured Note, dated August 29, 2014, issued to Lambda Investors LLC.
10.2	Registration Rights Agreement, dated as of August 29, 2014, by and between Nephros, Inc. and Lambda Investors LLC.
10.3	Security Agreement, dated as of August 29, 2014, by and between Nephros, Inc. and Lambda Investors LLC.
10.4	Intellectual Property Security Agreement, dated as of August 29, 2014, made by Nephros, Inc. and Lambda Investors LLC.
99.1	Press Release dated September 3, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Nephros, Inc.

	By:	/s/ John C. Houghton
Dated: September 3, 2014		John C. Houghton
President, Chief Executive Officer and Acting Chief Financial Officer